EXHIBIT 10.39

USG CORPORATION
Changes to Equity Awards for
     Compliance With Section 409A
     1. Restricted stock units granted using the Restricted Stock Units Agreement (N. America) dated February 13, 2008, which was posted to the Smith Barney website (“2008 Annual Grant RSUs”), are modified for purposes of compliance with Section 409A of the Internal Revenue Code as follows (terms used herein with initial capital letters that are defined terms for purposes of the 2008 Annual Grant RSUs are used herein as so defined):
•	Common shares delivered in settlement of the 2008 Annual Grant RSUs that vest on a Change in Control shall be delivered to the Grantee (i) if the Change in Control constitutes a “change in control” for purposes of Section 409A(a)(2)(A)(v) of the Code, upon the Change in Control and (ii) if the Change in Control does not constitute a “change in control” for purposes of Section 409A(a)(2)(A)(v) of the Code upon the earliest of (a) the Grantee’s “separation from service” with the Company and its Subsidiaries (determined in accordance with Section 409A(a)(2)(A)(i) of the Code) (or, if the Grantee is a “specified employee” as determined pursuant to procedures adopted by the Company in compliance with Section 409A of the Code, the date of issuance or payment shall be the first day of the seventh month after the date of the Grantee’s separation from service with the Company and its Subsidiaries within the meaning of Section 409A(a)(2)(A)(i) of the Code), (b) an applicable vesting date under Section 2, (c) the Grantee’s death, or (d) the Grantee’s permanent and total disability.
     2. Restricted stock units granted using the Restricted Stock Units Agreement (Annual Grant), the form of which is filed as Exhibit 10.2 to the Company’s Form 8-K dated March 28, 2007 (“2007 Annual Grant RSUs”), are modified for purposes of compliance with Section 409A of the Internal Revenue Code as follows (terms used herein with initial capital letters that are defined terms for purposes of the 2007 Annual Grant RSUs are used herein as so defined):
•	Common shares delivered in settlement of the 2007 Annual Grant RSUs that vest on a Change in Control shall be delivered to the Grantee (i) if the Change in Control constitutes a “change in control” for purposes of Section 409A(a)(2)(A)(v) of the Code, upon the Change in Control and (ii) if the Change in Control does not constitute a “change in control” for purposes of Section 409A(a)(2)(A)(v) of the Code upon the earliest of (a) the Grantee’s “separation from service” with the Company and its Subsidiaries (determined in accordance with Section 409A(a)(2)(A)(i) of the Code) (or, if the Grantee is a “specified employee” as determined pursuant to procedures adopted by the Company in compliance with Section 409A of the Code, the date of issuance or payment shall be the first day of the seventh month after the date of the Grantee’s separation from service with the Company and its Subsidiaries within the meaning of Section 409A(a)(2)(A)(i) of the Code), (b) the applicable anniversary or anniversaries of the Date of Grant, (c) the Grantee’s death, or (d) the Grantee’s permanent and total disability.
•	The definition of “permanent and total disability” for purposes of vesting in Section 4 of the 2007 Annual Grant RSUs shall mean that the Grantee has suffered a total disability within the meaning of the Company’s Long Term Disability Plan for Salaried Employees and is “disabled” within the meaning of Section 409A(a)(2)(C) of the Code.

•	The definition of “retire” for purposes of vesting and settlement in Section 4 of the 2007 Annual Grant RSUs shall mean the Grantee’s retirement (i) under a retirement plan (including, without limitation, any supplemental retirement plan) of the Company or a Subsidiary or (ii) from employment with the Company or any subsidiary after completing at least three years of continuous service with the Company or any Subsidiary and attaining the age of 62, provided that in either case if any such retirement does not constitute a “separation from service” with the Company and its subsidiaries within the meaning of Section 409A(a)(2)(A) of the Code, the Grantee’s retirement shall be his or her later separation from service.

•	Shares delivered in settlement of the 2007 Annual Grant RSUs that vest on a Grantee’s retirement shall be delivered to the Grantee upon retirement unless the Grantee is a “specified employee” at the time of retirement as determined pursuant to procedures adopted by the Company in compliance with Section 409A of the Code, in which case the settlement date shall be the first day of the seventh month after the date of the Grantee’s separation from service with the Company and its Subsidiaries within the meaning of Section 409A(a)(2)(A)(i) of the Code.

•	The portion of the savings clause in Section 10 of the 2007 Annual Grant RSUs that provided for certain default payment terms upon an event that does not constitute a permissible payment event for purposes of Section 409A of the Code will no longer be in effect.
     3. Restricted stock units granted using the Restricted Stock Units Agreement (Annual Grant), the form of which is filed as Exhibit 10.10 to the Company’s Form 10-Q dated August 3, 2006 (“2006 Annual Grant RSUs”), are modified for purposes of compliance with Section 409A of the Internal Revenue Code as follows (terms used herein with initial capital letters that are defined terms for purposes of the Annual Grant RSUs are used herein as so defined):
•	Common shares delivered in settlement of the 2006 Annual Grant RSUs that vest on a Change in Control shall be delivered to the Grantee (i) if the Change in Control constitutes a “change in control” for purposes of Section 409A(a)(2)(A)(v) of the Code, upon the Change in Control and (ii) if the Change in Control does not constitute a “change in control” for purposes of Section 409A(a)(2)(A)(v) of the Code upon the earliest of (a) the Grantee’s “separation from service” with the Company and its Subsidiaries (determined in accordance with Section 409A(a)(2)(A)(i) of the Code) (or, if the Grantee is a “specified employee” as determined pursuant to procedures adopted by the Company in compliance with Section 409A of the Code, the date of issuance or payment shall be the first day of the seventh month after the date of the Grantee’s separation from service with the Company and its Subsidiaries within the meaning of Section 409A(a)(2)(A)(i) of the Code), (b) the applicable anniversary or anniversaries of the Date of Grant, (c) the Grantee’s death, or (d) the Grantee’s permanent and total disability.
•	The definition of “permanent and total disability” for purposes of vesting in Section 4(a) of the 2006 Annual Grant RSUs shall mean that the Grantee is “disabled” within the meaning of Section 409A(a)(2)(C) of the Code.

•	The definition of “retire” for purposes of vesting and settlement in Section 4(b) of the 2006 Annual Grant RSUs shall mean the Grantee’s retirement under a retirement plan (including, without limitation, any supplemental retirement plan) of the Company or a Subsidiary, provided that if any such retirement does not constitute a “separation from service” with the Company and its subsidiaries within the meaning of Section 409A(a)(2)(A) of the Code, the Grantee’s retirement shall be his or her later separation from service.

•	Shares delivered in settlement of the 2006 Annual Grant RSUs that vest on a Grantee’s retirement shall be delivered to the Grantee upon retirement unless the Grantee is a “specified employee” at the time of retirement as determined pursuant to procedures adopted by the Company in compliance with Section 409A of the Code, in which case the settlement date shall be the first day of the seventh month after the date of the Grantee’s separation from service with the Company and its Subsidiaries within the meaning of Section 409A(a)(2)(A)(i) of the Code.

•	The portion of the savings clause in Section 10 of the 2006 Annual Grant RSUs that provided for certain default payment terms upon an event that does not constitute a permissible payment event for purposes of Section 409A of the Code will no longer be in effect.
     4. Restricted stock units granted using the Restricted Stock Units Agreement (Retention) dated February 13, 2008, the Restricted Stock Units Agreement dated August 1, 2008, and the Restricted Stock Units Agreement dated December 1, 2008, which were posted to the Smith Barney website (“2008 Retention Grant RSUs”), are modified for purposes of compliance with Section 409A of the Internal Revenue Code as follows (terms used herein with initial capital letters that are defined terms for purposes of the 2008 Retention Grant RSUs are used herein as so defined):

•	Common shares delivered in settlement of the 2008 Retention Grant RSUs that vest on a Change in Control shall be delivered to the Grantee (i) if the Change in Control constitutes a “change in control” for purposes of Section 409A(a)(2)(A)(v) of the Code, upon the Change in Control and (ii) if the Change in Control does not constitute a “change in control” for purposes of Section 409A(a)(2)(A)(v) of the Code upon the earliest of (a) the Grantee’s “separation from service” with the Company and its Subsidiaries (determined in accordance with Section 409A(a)(2)(A)(i) of the Code) (or, if the Grantee is a “specified employee” as determined pursuant to procedures adopted by the Company in compliance with Section 409A of the Code, the date of issuance or payment shall be the first day of the seventh month after the date of the Grantee’s separation from service with the Company and its Subsidiaries within the meaning of Section 409A(a)(2)(A)(i) of the Code), (b) an applicable vesting date under Section 2, (c) the Grantee’s death, or (d) the Grantee’s permanent and total disability.
     5. Restricted stock units granted using the Restricted Stock Units Agreement (Retention Grant — 5 Years), the form of which is filed as Exhibit 10.3 to the Company’s Form 8-K dated March 28, 2007 (“5-Year Time Vesting RSUs”), are modified for purposes of compliance with Section 409A of the Internal Revenue Code as follows (terms used herein with initial capital letters that are defined terms for purposes of the 5-Year Time Vesting RSUs are used herein as so defined):
•	Common shares delivered in settlement of the 5-Year Time Vesting RSUs that vest on a Change in Control shall be delivered to the Grantee (i) if the Change in Control constitutes a “change in control” for purposes of Section 409A(a)(2)(A)(v) of the Code, upon the Change in Control and (ii) if the Change in Control does not constitute a “change in control” for purposes of Section 409A(a)(2)(A)(v) of the Code upon the earliest of (a) the Grantee’s “separation from service” with the Company and its Subsidiaries (determined in accordance with Section 409A(a)(2)(A)(i) of the Code) (or, if the Grantee is a “specified employee” as determined pursuant to procedures adopted by the Company in compliance with Section 409A of the Code, the date of issuance or payment shall be the first day of the seventh month after the date of the Grantee’s separation from service with the Company and its Subsidiaries within the meaning of Section 409A(a)(2)(A)(i) of the Code), (b) the fifth anniversary of the Date of Grant (i.e., the Vesting Date), (c) the Grantee’s death, or (d) the Grantee’s permanent and total disability.

•	The definition of “permanent and total disability” for purposes of vesting under Section 4 of the 5-Year Time Vesting RSUs shall mean that the Grantee has suffered a total disability within the meaning of the Company’s Long Term Disability Plan for Salaried Employees and is “disabled” within the meaning of Section 409A(a)(2)(C) of the Code.

•	The portion of the savings clause in Section 10 of the 5-Year Time Vesting RSUs that provided for certain default payment terms upon an event that does not constitute a permissible payment event for purposes of Section 409A of the Code will no longer be in effect.
     6. Restricted stock units granted using the Restricted Stock Units Agreement (Retention Grant — 4 Years) (“4-Year Time Vesting RSUs”) are modified for purposes of compliance with Section 409A of the Internal Revenue Code as follows (terms used herein with initial capital letters that are defined terms for purposes of the 4-Year Time Vesting RSUs are used herein as so defined):
•	Common shares delivered in settlement of the 4-Year Time Vesting RSUs that vest on a Change in Control shall be delivered to the Grantee (i) if the Change in Control constitutes a “change in control” for purposes of Section 409A(a)(2)(A)(v) of the Code, upon the Change in Control and (ii) if the Change in Control does not constitute a “change in control” for purposes of Section 409A(a)(2)(A)(v) of the Code upon the earliest of (a) the Grantee’s “separation from service” with the Company and its Subsidiaries (determined in accordance with Section 409A(a)(2)(A)(i) of the Code) (or, if the Grantee is a “specified employee” as determined pursuant to procedures adopted by the Company in compliance with Section 409A of the Code, the date of issuance or payment shall be the first day of the seventh month after the date of the Grantee’s separation from service with the Company and its Subsidiaries within the meaning of Section 409A(a)(2)(A)(i) of the Code), (b) the fourth anniversary of the Date of Grant (i.e., the Vesting Date), (c) the Grantee’s death, or (d) the Grantee’s permanent and total disability.

•	The definition of “permanent and total disability” for purposes of vesting in Section 4 of the 4-Year Time Vesting RSUs shall mean that the Grantee has suffered a total disability within the meaning of the Company’s Long Term Disability Plan for Salaried Employees and is “disabled” within the meaning of Section 409A(a)(2)(C) of the Code.

•	The portion of the savings clause in Section 10 of the 4-Year Time Vesting RSUs that provided for certain default payment terms upon an event that does not constitute a permissible payment event for purposes of Section 409A of the Code will no longer be in effect.